Exhibit 10.2

FOURTH AMENDMENT TO SUBORDINATION AND INTERCREDITOR AGREEMENT

THIS FOURTH AMENDMENT TO SUBORDINATION AND INTERCREDITOR AGREEMENT, dated as of December [__], 2018 (this “Amendment”), to the Subordination and Intercreditor Agreement dated as of September 1, 2016 (as further amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) is entered into by and among Longboard Capital Advisors LLC (the “Subordinated Agent”), Ener-Core, Inc., a Delaware corporation (“Borrower”), Ener-Core Power, Inc., a Delaware corporation, Anthony Tang, as a Senior Lender (as defined below) (the “Senior L/C Lender”), and Empery Tax Efficient, LP in its capacity as collateral agent for the Senior Note Lenders (as defined below) (together with its successors and assigns, the “Agent”).

WITNESSETH:

WHEREAS, the Borrower is entering into an additional securities purchase agreement, dated as of the date hereof, pursuant to which it will issue and sell additional convertible senior secured notes, and

WHEREAS, the parties desire to amend the Intercreditor Agreement to include the additional securities purchase agreement and related notes as “Senior Note Debt”.

NOW, THEREFORE, in consideration of the agreements herein contained, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein and defined in the Intercreditor Agreement shall have the meanings ascribed to such terms in the Intercreditor Agreement.

2. Amendment to Definition of Senior Note Agreements. The first sentence in Recital A to the Intercreditor Agreement is hereby amended and restated in its entirety, to read as follows:

“Borrower, Agent and Senior Note Lenders have entered into (i) a Securities Purchase Agreement dated as of April 22, 2015, (ii) a Securities Purchase Agreement dated as of May 7, 2015, (iii) a Securities Purchase Agreement dated as of November 23, 2016, (iv) those Amendment Agreements dated as of November 23, 2016, (v) a Securities Purchase Agreement dated as of September 19, 2017, (vi) a Securities Purchase Agreement dated as of June 5, 2018 and (vii) a Securities Purchase Agreement dated as of December [__], 2018 (collectively, as each may be amended, restated, supplemented or otherwise modified from time to time, the “Senior Note Agreements”) pursuant to which, among other things, Senior Note Lenders have agreed, subject to the terms and conditions set forth in the Senior Note Agreements, to purchase, or receive upon the amendment and restatement of existing senior secured notes of the Borrower, senior secured notes from Borrower.”

3. Amendment to Legend. The legend in Section 2.9 of the Intercreditor Agreement is hereby amended and restated in its entirety, to read as follows:

“This instrument and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination and Intercreditor Agreement, dated as of September 1, 2016 (as the same may be amended or otherwise modified from time to time pursuant to the terms thereof, the “Subordination Agreement”), by and among Longboard Capital Advisors LLC (the “Subordinated Agent”), Ener-Core, Inc., a Delaware corporation (“Borrower”), Ener-Core Power, Inc., a Delaware corporation (the “Guarantor”), Anthony Tang, as a Senior Lender (as defined therein) (the “Senior L/C Lender”), and Empery Tax Efficient, LP in its capacity as collateral agent for the Senior Note Lenders (as defined therein) (together with its successors and assigns, the “Agent”), to the indebtedness (including interest) owed by the Credit Parties (as defined therein) pursuant to that certain (i) Securities Purchase Agreement dated as of April 22, 2015, (ii) Securities Purchase Agreement dated as of May 7, 2015, (iii) Securities Purchase Agreement dated as of November 23, 2016, (iv) Amendment Agreements dated as of November 23, 2016, (v) Securities Purchase Agreement dated as of September 19, 2017, (vi) Securities Purchase Agreement dated as of June 5, 2018, and (vii) a Securities Purchase Agreement dated as of December [__], 2018 in each case of clauses (i), (ii), (iii), (v), (vi) and (vii), by and among Borrower, Agent and the Senior Note Lenders and, in the case of clause (iv), by and between the Borrower and the existing holders of certain senior secured notes of the Borrower, in each case, as amended, restated, supplemented, refinanced or otherwise modified from time to time; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.”

4. Miscellaneous.

(a) Amendments. No amendment, modification, termination, or waiver of any provision of this Amendment will be effective without the written agreement of the parties hereto.

(b) Section Titles. Section and subsection titles in this Amendment are included for convenience of reference only and shall have no substantive effect.

(c) Applicable Law. This Amendment shall be construed in all respects in accordance with and governed by the internal laws of the State of New York, without giving effect to any conflicts of laws provisions.

(d) Counterparts. This Amendment and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, will be deemed an original and all of which shall together constitute one and the same instrument.

(e) Continued Effectiveness of the Intercreditor Agreement. Each party to this Amendment hereby (a) acknowledges and consents to this Amendment, and (b) confirms and agrees that the Intercreditor Agreement shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the date hereof, all references to the Intercreditor Agreement shall mean the Intercreditor Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, this Amendment is executed by each of the undersigned as of the date first above written.

SUBORDINATED AGENT:

Longboard Capital Advisors LLC

By
Name:
Title:

Fourth Amendment To

Subordination and intercreditor agreement

IN WITNESS WHEREOF, this Amendment is executed by each of the undersigned as of the date first above written.

CREDIT PARTIES:

ENER-CORE, INC.

By
Name:	Domonic J. Carney
Title:	Chief Financial Officer

ENER-CORE POWER, INC.

By
Name:	Domonic J. Carney
Title:	Chief Financial Officer

Fourth Amendment To

Subordination and intercreditor agreement

IN WITNESS WHEREOF, this Amendment is executed by each of the undersigned as of the date first above written.

SENIOR L/C LENDER:

Anthony Tang

Fourth Amendment To

Subordination and intercreditor agreement

IN WITNESS WHEREOF, this Amendment is executed by each of the undersigned as of the date first above written.

AGENT:

EMPERY TAX EFFICIENT, LP

By: Empery Asset Management, LP, its authorized agent

By
Name:	Brett Director
Title:	General Counsel

Fourth Amendment To

Subordination and intercreditor agreement